UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 SAIC Drive, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-6942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed on May 4, 2015 by Science Applications International Corporation (“SAIC”) (the “Initial 8-K”) in order to provide financial information required by Item 9.01. As previously reported in the Initial 8-K, on May 4, 2015, SAIC completed the acquisition of Scitor Holdings, Inc. (“Scitor”) in accordance with the previously announced Agreement and Plan of Merger (the “Merger Agreement”) among SAIC, Caymus Acquisition Corporation, a wholly owned subsidiary of SAIC (“Merger Subsidiary”), Scitor and Leonard Green & Partners L.P., solely in its capacity as holder representative. Pursuant to the Merger Agreement, Merger Subsidiary merged with and into Scitor, with Scitor becoming a wholly owned subsidiary of SAIC effective as of May 4, 2015. The foregoing description of the Merger Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to SAIC’s Current Report on Form 8-K filed on March 2, 2015 and incorporated herein by reference.

Items and exhibits previously reported in the Initial 8-K that are not included in this Amendment No. 1 remain unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of Scitor Holdings, Inc. as of March 31, 2015 and September 30, 2014 and for the six months ended March 31, 2015 and March 31, 2014; and the audited consolidated financial statements of Scitor Holdings, Inc. as of and for the years ended September 30, 2014 and September 30, 2013, and for the year ended September 30, 2012, are attached as Exhibits 99.2 and 99.3, respectively, to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the three months ended May 1, 2015 and for the year ended January 30, 2015 is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*

Agreement and Plan of Merger by and among SAIC, Caymus Acquisition Corporation, Scitor Holdings, Inc. and Leonard Green & Partners L.P., solely in its capacity as holder representative, dated March 1, 2015. (incorporated by reference from Exhibit 2.1 to SAIC’s Current Report on Form 8-K filed on March 2, 2015).

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Scitor Holdings, Inc.

99.1*	Press Release dated May 4, 2015.

99.2	Unaudited consolidated financial statements of Scitor Holdings, Inc. as of March 31, 2015 and September 30, 2014 and for the six months ended March 31, 2015 and March 31, 2014.

99.3	Audited consolidated financial statements of Scitor Holdings, Inc. as of and for the years ended September 30, 2014 and September 30, 2013, and for the year ended September 30, 2012.

99.4	Unaudited pro forma condensed combined financial information as of and for the three months ended May 1, 2015 and for the year ended January 30, 2015.
*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2015

Science Applications International Corporation

By:	/s/ Paul H. Greiner
Paul H. Greiner
Senior Vice President and Corporate Secretary